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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2007


                            BUFFALO WILD WINGS, INC.
             (Exact name of registrant as specified in its charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

              000-24743                                  31-1455913
      (Commission File Number)                         (IRS Employer
                                                    Identification No.)

                      5500 Wayzata Boulevard, Suite 1600
                         Minneapolis, Minnesota 55416
               (Address of Principal Executive Offices) (Zip Code)

                                 (952) 593-9943
              (Registrant's telephone number, including area code)

                                Not Applicable
         (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 2.02   Results of Operations and Financial Condition.

      On October 30, 2007, Buffalo Wild Wings, Inc. (the "Company") issued a press release announcing its 2007 third quarter financial results. The press release also announced that the completion of the acquisition of nine Buffalo Wild Wings franchised restaurants in the Las Vegas area will be delayed until sometime in 2008. Attached hereto as Exhibit 99.1 and incorporated in this Report as if fully set forth herein is the full text of the press release.

Item 8.01   Other Information.

      The information set forth in Item 2.02 above regarding the press release and the closing on the acquisition of nine Buffalo Wild Wings franchised restaurants is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

            (a) Financial statements: None.

            (b) Pro forma financial information: None.

            (c) Shell company transactions: None.

            (d) Exhibits:

                99.1  Press Release dated October 30, 2007


      The information contained in Item 2.02 of this Current Report on Form 8-K and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 30, 2007

                                   BUFFALO WILD WINGS, INC.


                                   By    /s/ James M. Schmidt
                                     ----------------------------------------
                                        James M. Schmidt, Executive Vice
                                        President, General Counsel and Secretary

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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            BUFFALO WILD WINGS, INC.
                           EXHIBIT INDEX TO FORM 8-K



Date of Report:                                           Commission File No.:
October 30, 2007                                                     000-24743

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                           BUFFALO WILD WINGS, INC.
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EXHIBIT NO.       ITEM

  99.1            Press Release dated October 30, 2007